Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2012
Summary of Derivative Instruments by Risk Exposure [Abstract]
Financial Instruments and Risk Management
Financial Instruments and Risk Management

Financial Instruments

Financial instruments include:

Financial assets:

	December 31,
	2011	2012
Cash and cash equivalents	390,250	290,475
Pledged cash deposits	20,000	20,000
Accounts receivable	330,891	304,840
Investments	1,044	278
Derivative instruments designated in cash flow hedges	—	145

Financial liabilities:

	December 31,
	2011	2012
Notes payable to banks	40,680	61,675
Accounts payable	157,549	151,761
Current portion of long-term debt	4,332	6,316
Long-term debt	15,319	12,632
Convertible subordinated debt	135,078	—
Derivative instruments designated in fair value hedges	1,764	—

Gains or losses related to financial instruments are as follows:

	Year ended December 31,
	2011	2012
Interest income	2,902	1,989
Interest expense	(13,497)	(12,113)
Accretion interest expense convertible notes at amortized value	(4,401)	(4,469)
Loss resulting from early extinguishment of debt	(824)	(2,209)
Result from investments	—	(766)
Revaluation conversion option	(4,378)	—
Losses Foreign currency exchange, net	7,040	(3,957)
Addition to allowance for doubtful accounts receivable	(356)	(2,825)

Fair value is the price that would be received to sell an asset pr paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASMI uses the following fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1.	Quoted prices in active markets that are accessible at the measurement date for identical assets and liabilities.

Level 2.
Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3.	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

There were no transfers between levels during the years ended December 31, 2012 and December 31, 2011.

The following table presents the Company’s financial assets and financial liabilities that are measured at fair value on a recurring basis.

	At carrying value	At fair value Level 1	Level 2	Level 3	Total
December 31, 2011
Liabilities:
Derivative financial instruments 1)	1,764	—	1,764	—	1,764
Total	1,764	—	1,764	—	1,764
December 31, 2012
Assets:
Derivative financial instruments 1)	145	—	145	—	145
Total	145	—	145	—	145

1) Derivative financial instruments consist of forward foreign exchange contracts.

The valuation technique used to determine the fair value of forward foreign exchange contracts (used for hedging purposes) approximates the Net Present Value technique which is the estimated amount that a bank would receive or pay to terminate the forward foreign exchange contracts at the reporting date, taking into account current interest rates and current exchange rates.

Financial Risk Factors

ASMI is exposed to a number of risk factors: market risks (including foreign exchange risk and interest rate risk), credit risk and liquidity risk. The Company uses forward exchange contracts to hedge its foreign exchange risk. The Company does not enter into financial instrument transactions for trading or speculative purposes.

Foreign Exchange Risk

ASMI and its subsidiaries conduct business in a number of foreign countries, with certain transactions denominated in currencies other than the functional currency of the Company (euro) or one of its subsidiaries conducting the business. The purpose of the Company’s foreign currency management is to manage the effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in selected foreign currencies, in particular denominated in US dollar.

We use forward exchange contracts to hedge its foreign exchange risk of anticipated sales or purchase transactions in the normal course of business, which occur within the next twelve months, for which the Company has a firm commitment from a customer or to a supplier. The terms of these contracts are consistent with the timing of the transactions being hedged. The hedges related to forecasted transactions are designated and documented at the inception of the hedge as cash flow hedges, and are evaluated for effectiveness quarterly. The effective portion of the gain or loss on these hedges is reported as a component of accumulated other comprehensive loss in Shareholders’ Equity, and is reclassified into earnings when the hedged transaction affects earnings.

The majority of revenues and costs of the Company’s Back-end segment are denominated in Hong Kong dollars, Chinese Yuan and US dollars. The effect of exchange rate fluctuations on revenues, costs and cash flows and assets and liabilities denominated in foreign currencies is periodically reviewed.

Changes in the fair value of derivatives that do not qualify for hedge treatment, as well as the ineffective portion of any hedges, are recognized in earnings. The Company records all derivatives, including forward exchange contracts, on the balance sheet at fair value in other current assets or accrued expenses. If the underlying transaction being hedged fails to occur, or if a portion of any derivative is ineffective, the gain or loss is immediately recognized in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Hedge ineffectiveness was insignificant for the years ended December 31, 2011 and December 31, 2012.

Furthermore, the Company might manage the currency exposure of certain receivables and payables using derivative instruments, such as forward exchange contracts (fair value hedges) and currency swaps, and non-derivative instruments, such as debt borrowings in foreign currencies. The gains or losses on these instruments provide an offset to the gains or losses recorded on receivables and payables denominated in foreign currencies. The derivative instruments are recorded at fair value and changes in fair value are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations. Receivables and payables denominated in foreign currencies are recorded at the exchange rate at the balance sheet date and gains and losses as a result of changes in exchange rates are recorded in earnings under foreign currency exchange gains (losses) in the Consolidated Statement of Operations.

To the extent that exchange rate fluctuations impact the value of the Company’s investments in its foreign subsidiaries, they are not hedged. The cumulative effect of these fluctuations is separately reported in Consolidated Shareholders’ Equity. Reference is made to Note 19.

The outstanding forward exchange contracts are as follows:

	Currency	Notional amount	Fair value	Included in accumulated other comprehensive income (loss)
			Euro	Euro
December 31, 2011
Liabilities
Fair value hedge contracts:
Short position	US$	(56,975)	1,764	—
December 31, 2012
Assets:
Fair value hedge contracts:
Short position	US$	(27,100)	(145)	—

For forward exchange contracts, market values based on external quotes from banks have been used to determine the fair value.

The following table analyzes the Company’s sensitivity to a hypothetical 10% strengthening and 10% weakening of the US dollar, Singapore dollar, Hong Kong dollar and Japanese yen against the euro as of December 31, 2011 and December 31, 2012. This analysis includes foreign currency denominated monetary items and adjusts their translation at year end for a 10% increase and 10% decrease of the US dollar, Singapore dollar, Hong Kong dollar or Japanese yen against the euro. A positive amount indicates an increase in equity. Recognized in equity is the revaluation effect of subsidiaries denominated in US dollar, Singapore dollar, Hong Kong dollar and Japanese yen.

	Impact on equity
	2011	2012
10% increase of US dollar versus euro	3,656	4,564
10% decrease of US dollar versus euro	(3,656)	(4,564)
10% increase of Singapore dollar versus euro	5,028	5,868
10% decrease of Singapore dollar versus euro	(5,028)	(5,868)
10% increase of Hong Kong dollar versus euro	66,702	56,693
10% decrease of Hong Kong dollar versus euro	(66,702)	(56,693)
10% increase of Japanese yen versus euro	4,908	5,294
10% decrease of Japanese yen versus euro	(4,908)	(5,294)

A hypothetical 10% strengthening or 10% weakening of any currency other than the US dollar, Hong Kong dollar, Singapore dollar and Japanese yen against the euro as of December 31, 2011 and December 31, 2012 would not result in a material impact on equity.

The following table analyzes the Company’s sensitivity to a hypothetical 10% strengthening and 10% weakening of the US dollar, Hong Kong dollar and Japanese Yen against the euro at average exchange rates for the years 2011 and 2012. A positive amount indicates an increase in net earnings.

	Impact on net earnings
	2011	2012
10% increase of Japanese yen versus euro	(519)	923
10% decrease of Japanese yen versus euro	519	(923)
10% increase of US dollar versus euro	1,887	915
10% decrease of US dollar versus euro	(1,887)	(915)
10% increase of Hong Kong dollar versus euro	14,392	3,630
10% decrease of Hong Kong dollar versus euro	(14,392)	(3,630)

A hypothetical 10% strengthening or 10% weakening of any currency other than the US dollar, Hong Kong dollar and the Japanese yen against the euro at average exchange rates for the years 2011 and 2012 would not result in a material impact on net earnings.

Interest Risk

We are exposed to interest rate risk primarily through our borrowing activities. The Company does not enter into financial instrument transactions for trading or speculative purposes or to manage interest rate exposure. At December 31, 2012 the Company had €18,948 in long-term debt at fixed interest rates and €61,675 in other borrowings with variable short-term interest rates. A hypothetical change in the average interest rate by 10% on the portion of the Company’s debt bearing interest at variable rates would not result in a material change in interest expense at December 31, 2011 and December 31, 2012 borrowing levels.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and derivative instruments. These instruments contain a risk of counterparties failing to discharge their obligations. We monitor credit risk and manages credit risk exposure by type of financial instrument by assessing the creditworthiness of counterparties. We do not anticipate nonperformance by counterparties given their high creditworthiness.

The Company’s customers are semiconductor device manufacturers located throughout the world. We perform ongoing credit evaluations of our customers' financial condition. We take additional measures to mitigate credit risk when considered appropriate by means of down payments, letters of credit. We generally do not require collateral or other security to support financial instruments with credit risk.

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The Company derives a significant percentage of its revenue from a small number of large customers. The Company’s largest customer accounted for approximately 8.8% of net sales in 2012 (2011: 6.4%; 2010: 5.2%) and the ten largest customers accounted for approximately 31.6% of net sales in 2012 (2011: 27.9%; 2010: 27.9%). Sales to these large customers also may fluctuate significantly from time to time depending on the timing and level of purchases by these customers. Significant orders from such customers may expose the Company to a concentration of credit risk and difficulties in collecting amounts due, which could harm the Company’s financial results. At December 31, 2012 one customer accounted for 6.5% of the outstanding balance in accounts receivable (2011: 4.5%; 2010: 6.0%).

We invest our cash and cash equivalents in short-term deposits and derivative instruments with high-rated financial institutions. We only enter into transactions with a limited number of major financial institutions that have high credit ratings and we closely monitor the creditworthiness of our counterparties. Concentration risk is mitigated by limiting the exposure to a single counterparty.

The maximum credit exposure is equal to the carrying values of cash and cash equivalent and accounts receivable.

Liquidity Risk

The following table summarizes the Company’s contractual obligations as at December 31, 2012 aggregated by type of contractual obligation:

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Notes payable to banks [1]	62,686	62,686	—	—	—
Long-term debt [1]	19,957	6,821	13,136	—	—
Operating leases	72,526	21,430	29,904	13,963	7,229
Pension liabilities	12,540	418	931	1,603	9,588
Purchase obligations:
Purchase commitments to suppliers	141,908	139,221	2,687	—	—
Capital expenditure commitments	10,553	10,273	280	—	—
Unrecognized tax benefits (ASC 740)	22,511	22,511	—	—	—
Total contractual obligations	342,681	263,360	46,938	15,566	16,817

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(1)	Including accrued interest based on the percentages at the reporting date.

Total short-term lines of credit amounted to €337,567 at December 31, 2012. The amount outstanding at December 31, 2012 was €61,675 and the undrawn portion totaled €275,893. The undrawn portion includes the standby revolving credit facility of €150,000 with a consortium of banks. The facility, available through July 31, 2015, is secured by a portion of the Company’s shareholding in ASMPT. The undrawn portion includes €61,675 for ASMPT, which amount is restricted to be used only in the operations of ASMPT.

The Company uses notes payable to banks to manage short term liquidity and uses long-term debt and convertible subordinated debt to manage long term liquidity.

For the majority of purchase commitments, the Company has flexible delivery schedules depending on the market conditions, which allows the Company, to a certain extent, to delay delivery beyond originally planned delivery schedules.